Exhibit 10.2.2 1 FIRST AMENDMENT TO ADVISORY AGREEMENT THIS FIRST AMENDMENT TO ADVISORY AGREEMENT (this "Amendment"), dated as of December 19, 2024 (the "Amendment Date"), is made by and among Pacific Oak Residential Trust, Inc., a Maryland corporation (the "Company"), Port OP LP, a Delaware limited partnership (the "Partnership"), Pacific Oak Capital Advisors, LLC, a Delaware limited liability company (the "Sponsor"), and Pacific Oak Residential Advisors, LLC, a Delaware limited liability company (the "Advisor"). RECITALS A. WHEREAS, the Company previously engaged the Advisor to undertake and render certain services pursuant to that certain Advisory Agreement entered into as of September 1, 2024 (the "Existing Agreement"); B. WHEREAS, as of the Amendment Date, Residential Homes For Rent LLC (d/b/a Second Avenue), a Delaware limited liability company ("SAG"), acquired one hundred percent (100%) of the outstanding capital stock of Pacific Oak Residential, Inc., a Florida corporation ("Parent") (the "Transaction"); C. WHEREAS, the Advisor is wholly owned by Parent; and D. WHEREAS, the parties hereto desire to amend the Existing Agreement as provided herein. E. NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto agree as follows: AGREEMENT 1. Interpretation. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Agreement. 2. Amendments. (a) The following shall be added to the end of the definition of “Triggering Event”: “and (4) if this Agreement is terminated by the Company pursuant to Section 12.01.” (b) Section 13.01 of the Existing Agreement is hereby deleted in its entirety and replaced with the following: "13.01 Term. The term of this Agreement is through December 19, 2026 and may be renewed for an unlimited number of successive one-year terms upon mutual consent of the parties. Each such renewal shall be for a term of no more than one 2 1618185206.2 year. Any such renewal must be approved by the Board of Directors and the Advisor." (c) Section 16.01 of the Existing Agreement is hereby amending by deleting the Advisor’s notice block in its entirety and replacing it with the following: Pacific Oak Residential Advisors, LLC 13901 Sutton Park Dr S., Suite B 160 Jacksonville, FL 32224 Attention: Michael S. Gough Email: MGough@Pac-Oak.com with a copy (which shall not constitute notice or service of process) to: Residential Homes for Rent LLC 401 East Jackson Street #3000 Tampa, Florida 33602 Attention: Michael Rothman E-mail: mike@secondavenue.com 3. Consent. Without limiting or altering any of the terms of the Existing Agreement, the Company hereby consents to the Transaction (including the indirect change of control of the Advisor) and represents and warrants that it has no rights or remedies against the Advisor and/or any of its affiliates, nor SAG and/or any of its affiliates, as a result of, or arising out of, the Transaction (including as a result of the indirect change of control of the Advisor), pursuant to the terms of the Existing Agreement or otherwise. 4. No Defaults. The Company represents and warrants to the Advisor that, as of the Amendment Date, there exists no default, violation, breach or event of default, nor any event, occurrence, condition or act (including the consummation of the Transaction) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default, violation, breach or event of default thereunder with respect to the Existing Agreement. All of the covenants to be performed by the Company (or any of its affiliates) to the Existing Agreement have been fully performed in all material respects, and there have been no disputes under the Existing Agreement. No facts or circumstances exist as of the Amendment Date that would reasonably be expected to lead to the Company's (or any of its affiliates') inability to fulfill any of its material obligations under the Existing Agreement. 5. Release. The parties hereto each completely release and forever discharge each other and each of their respective former, present and/or future parents, subsidiaries, divisions, controlling persons, associates, related entities and affiliates and each and all of their respective present and former employees, members, partners, principals, officers, directors, controlling shareholders, agents, attorneys, advisors (including financial or investment advisors), accountants, auditors, consultants, underwriters, investment bankers, commercial bankers, general or limited partners or partnerships, limited liability companies, members, joint ventures and insurers and reinsurers of each of them, in their capacities as such; and the predecessors, successors, assigns, 3 1618185206.2 estates, immediate family, heirs, executors, trusts, trustees, administrators, agents, legal representatives, and assignees of each of them, in their capacities as such, from any and all demands, obligations, actions, causes of action, rights, damages, costs, losses of services, expenses and any compensation of any nature whatsoever, whether known or unknown, arising out of or related to the Existing Agreement as in effect prior to the Amendment Date; provided, that, notwithstanding the foregoing, the release set forth in this Section 5 shall not constitute a release by the Advisor of any obligation of PORT which has accrued or otherwise arisen to date under any of Article 5, Article 8, Article 9 or Article 15 of the Existing Agreement. 6. Entire Agreement; Full Force and Effect. Except as amended or modified hereby, each term and provision of the Existing Agreement is hereby ratified and confirmed and will and does remain in full force and effect. 7. Counterparts. This Amendment may be executed by pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures to this Amendment may be provided or executed by manual, or electronic signatures, which shall expressly include images of manually executed signatures transmitted by electronic format (including, without limitation, "pdf", "tif", or "jpg") and other electronic signatures (including, without limitation, DocuSign and AdobeSign), which will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party. Neither this Amendment, nor any part or provision of this Amendment, shall be challenged or denied any legal effect, validity and/or enforceability solely on the grounds that it is in the form of an electronic record. 8. Governing Law/Jurisdiction. This Amendment shall be governed by and construed in accordance with the internal laws of State of Delaware, without regard to the conflicts of laws principles thereof. [Remainder of this page is intentionally left blank. Signature page(s) follow.] IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date. COMPANY: PACIFIC OAK RESIDENTIAL TRUST, INC. By: /s/Michael Gough_______________ Name: Michael Gough Title: Chief Executive Officer and President PARTNERSHIP: PORT OP LP By: Pacific Oak Residential Trust, Inc., its general partner By: /s/Michael Gough_____________ Name: Michael Gough Title: Chief Executive Officer and President SPONSOR: PACIFIC OAK CAPITAL ADVISORS, LLC By: Pacific Oak Holding Group, LLC, sole Member By: /s/Peter McMillan III___________ Name: Peter McMillan III Title: Member By: /s/Keith D. Hall________________ Name: Keith D. Hall Title: Member [signatures continue]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date. ADVISOR: PACIFIC OAK RESIDENTIAL ADVISORS, LLC By: Pacific Oak Residential, Inc., sole Member By: /s/Michael Gough_______________ Name: Michael Gough Title: President